UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2011
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ROBERTSON GLOBAL HEALTH SOLUTIONS CORPORATION

(Name of registrant in its charter)

 ___________________________________

Nevada	0-6428	88-0105586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4215 Fashion Square Blvd. Suite 3 Saginaw, Michigan 48603
(Address of principal executive offices)

Registrant's telephone number:  (989) 799-8720
  ______________________________________
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

Robertson Technology Licensing, LLC (“RTL”), a wholly-owned subsidiary of the Robertson Global Health Solutions Corporation (the “Registrant”), entered into a Software License Agreement (the “Agreement”) with Sanlam Health, a South Africa Company (“Sanlam”) on September 12, 2011.  Montana Healthcare Solutions (Pty), Ltd. (“Distributor”) is the distributor for this agreement.

The Agreement grants Sanlam the right to access and use RHealth Advisor, the Registrant’s interactive health knowledge management system.  The Agreement includes the right to offer RHealth Advisor to wireless network companies, regulated healthcare services/funding companies and regulated financial services companies in South Africa. RTL and the Distributor will provide support and maintenance services, including periodic updates at no additional cost.  The initial term of the Agreement is for 3 years, automatically renewing for successive one-year terms.

The Agreement provides for implementation fees paid by Sanlam totaling $41,500 (US Dollars) within 30 days of execution of the Agreement, and accelerated integration payments totaling $50,000 (US Dollars) commencing with the start of integration work.  In addition, after deployment of the software, Sanlam will pay a $10,000 (US Dollars) minimum monthly license fee plus a transactional based license fee that is dependent upon the number of registered users.  The license fee will be divided among RTL and the Distributor pursuant to a product distribution agreement and related addendum dated December 6, 2010.

On September 9, 2011, Robertson Global Health Solutions Corporation (the “Registrant”) borrowed $50,000 from Vanahab Health Diagnostics, LLC (“VHD”). The Registrant issued a Promissory Note (the “Note”) to VHD.  VHD is owned by Vanahab, LLC, a company owned and managed by Joel and Vickie Robertson. Joel Robertson is the Registrant’s President and CEO. The Note matures on December 15, 2011, including interest at the rate of 15% per annum.  The Note includes a default interest rate of 18% per annum.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)          The following exhibits are included with this Current Report on Form 8-K.

Exhibit 10.1	Software License Agreement between Robertson Technologies Licensing, LLC and Sanlam Health effective September 12, 2011

Exhibit 10.2	Promissory Note delivered to Vanahab Health Diagnostics, LLC dated September 9, 2011

Exhibit 10.3
Product Distribution Agreement between Robertson Technologies Licensing, LLC and Montana Healthcare Solutions PTY Ltd effective December 6, 2010 (Incorporated by reference to Exhibit 10.1 on Form 8-K dated December 10, 2010)

Exhibit 10.4
Sanlam Health Addendum to Product Distribution Agreement between Robertson Technologies Licensing, LLC and Montana Healthcare Solutions PTY Ltd effective December 6, 2010 (Incorporated by reference to Exhibit 10.2 on Form 8-K dated December 10, 2010)

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Robertson Global Health Solutions Corporation

Dated: September 14, 2011	By:	/s/ Melissa A. Seeger
	Name:	Melissa A. Seeger
	Title:	Treasurer

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